SPA MARKETGRADER 40 FUND

SPA MARKETGRADER 100 FUND

SPA MARKETGRADER 200 FUND

SPA MARKETGRADER SMALL CAP 100 FUND

SPA MARKETGRADER MID CAP 100 FUND

SPA MARKETGRADER LARGE CAP 100 FUND

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS FOR THE ABOVE LISTED FUNDS:

SPA ETF, Inc., the Trust’s investment adviser, announced today that it would close the SPA MarketGrader 40 Fund, SPA MarketGrader 100 Fund, SPA MarketGrader 200 Fund, SPA MarketGrader Small Cap 100 Fund, SPA MarketGrader Mid Cap 100 Fund and SPA MarketGrader Large Cap 100 Fund (collectively, the “Funds”) to new investment on March 25, 2009. The Funds will be liquidated on March 30, 2009.  Shareholders of record remaining on March 30, 2009 will receive cash at the net asset value of their shares as of March 30, 2009 which will include any capital gains and dividends as of this date.  As part of an ongoing business review, the Funds’ Board of Trustees determined that closing the Funds was in the best interests of the Funds and the Funds’ shareholders.

March 25, 2009 will be the last day of trading in the Funds on NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca will halt trading in the Funds before the open of trading on March 26, 2009.  From March 26, 2009 through March 30, 2009, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds’ investment objectives and strategies.

Shareholders may sell their holdings prior to March 25, 2009, incurring a transaction fee from their broker-dealer. From March 26, 2009 through March 30, 2009, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Funds.  All shareholders remaining on March 30, 2009 will receive cash at the net asset value of their shares as of March 30, 2009 which will include any capital gains and dividends into the cash portion of their brokerage accounts.  The cash proceeds will be payable on or after March 31, 2009.

Shareholders can call (212) 663-1595 for additional information.

SPA ETF TRUST

Tower 49

12 East 49th Street

New York, New York 10017

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

March 16, 2009